TON Strategy Co

# INVESTOR PRESENTATION

AUGUST 2025

# DISCLAIMER

**Forward-Looking Statements**

This presentation (the "Presentation") includes certain statements, estimates, targets, and projections that may constitute "forward-looking statements" within the meaning of the federal securities laws. All statements other than statements of historical fact included in this Presentation are forward-looking statements. Forward-looking statements are based on current expectations, estimates, forecasts, and projections about the industry and markets in which [the Nasdaq publicly traded company] which we intend to rename TON Strategy Company (together, with its subsidiaries, "TON Strategy Co." or the "Company") operates, as well as management's beliefs and assumptions. Words such as "anticipate," "expect," "intend," "plan," "believe," "seek," "estimate," and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict. Actual results and outcomes may differ materially from those expressed or forecasted in such forward-looking statements due to a variety of factors, including, but not limited to, changes in economic, business, competitive, technological, and/or regulatory factors. Except as required by law, TON Strategy Co. undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances.

**General**

The information contained in this Presentation has been prepared solely to assist interested parties in making their own evaluation with respect to the proposed transaction involving the Company and for no other purpose. Each reader and each prospective investor is strongly encouraged to conduct their own independent investigation and verification of the information, opinions, and financial projections contained herein. The proposed transaction involving the Company is intended to be treated as a taxable transaction. However, nothing in this Presentation should be construed as investment, legal, tax, financial, accounting, or other advice. You should consult with your own legal counsel, business advisor, and tax advisor regarding any legal, business, tax, or other matters related to this Presentation and any potential transaction with TON Strategy Co.

This Presentation is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This Presentation does not constitute a recommendation to purchase or sell any securities or investment, legal, tax, or other advice. Any offer or solicitation of securities, if made, will be made only by means of a confidential offering memorandum and in accordance with applicable securities laws. Any decision to invest should be made solely in reliance on such offering memorandum and not on the basis of the information contained herein. This Presentation does not purport to be all-inclusive or to contain all of the information that a prospective investor may desire or require in evaluating a potential transaction with TON Strategy Co.

**Confidentiality**

This information is being distributed to you on a confidential basis. By receiving this information, you and your affiliates and representatives agree to maintain the confidentiality of the information contained herein. Without the express prior written consent of the Company, this Presentation and any information contained within it may not be (i) reproduced (in whole or in part), (ii) copied at any time, (iii) used for any purpose other than your evaluation of the parties and the transactions or (iv) provided to any person except your employees and advisors with a need to know who are advised on, and agree to, the confidentiality of the information. This Presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof.

# EXECUTIVE SUMMARY

## 1 TON: A Modern Blockchain With Highly Scalable Distribution

**Distribution:** With 1B+ monthly active users, Telegram is one of the world's fastest growing messenger apps(1)

- ✓ **Technology:** One of the most scalable and malleable blockchain architectures available for mass adoption and scale, ready for AI agents coming on-chain
- ✓ **User Experience:** "TON inside Telegram" provides a seamless user experience & interface – the ultimate consumer gateway to cryptocurrency
- ✓ **Alignment:** TON is critical for Telegram's global monetization and development strategy
- ✓ **Imminent US Entry:** Previously unentered market opens up a large new distribution base

## 2 WHY IS TON AN IDEAL ASSET FOR A DIGITAL ASSET TREASURY (DAT) COMPANY?

- ✓ **Equity Story:** Simple, compelling and highly differentiated – TON is globally distributed through Telegram, and TON Strategy Co. is creating an opportunity to access Telegram's global scale & explosive growth in the public markets
- ✓ **Compelling mNAV:** Based on TON Strategy Co.'s board of directors', management's and advisor's existing relationships in the TON ecosystem, the Company believes that it can secure a substantial supply of TON at ~40% discount to the market price – resulting in a significant "pull to par" given the NAV discount(2)
- ✓ **Attractive Yield:** Staking yield generation of ~5% gross network yield (~8% "yield on cost" on discounted TON)(3), which should allow TON Strategy Co. to run cash-flow positive, which assumes cash expenses are tightly controlled by management
- ✓ **Low Relative Market Valuation:** TON's spot market value is ~51x smaller than ETH and ~11x smaller than SOL(4)
- ✓ **Growth Catalysts:** Poised for substantial growth from multiple near-term catalysts including the expected listing of TON on several U.S. exchanges, new strategic partnerships and deeper stablecoin integration

## 3 WHY IS TON STRATEGY CO. UNIQUELY DIFFERENTIATED AS "THE" COMMERCIAL US-LISTED TON COMPANY?

- ✓ **World Class Team**: Executive Chairman Manuel Stotz is Founder & CEO of Kingsway Capital and President of TON Foundation
  - ✓ Advisors include John Hyman, Chief Investment Officer of Telegram
  - ✓ Highly experienced and competent C-suite with combined 20+ years experience in digital assets and financial services
- ✓ **Significant Backing:** Core TON investors supporting TON Strategy Co. with significant capital

1. Backlinko as of March 2025 2. 40% discount to 30 day moving average at time of acquisition. 'Pull to par" describes the 40% discount to spot price of TON 3. Yield information from tonstake.com 4. Based on data from Coinmarket cap as of August 1, 2025

# AN UNRIVALED ALLIANCE OF MARKET LEADERS

## CRYPTO VETERANS & PROVEN OPERATORS

- **Led and governed by trusted founders and executives** from the crypto space, including **Veronika Kapustina**, Senior Advisor to the TON Foundation, **Sarah Olsen**, Managing Partner at a crypto asset manager, and **Nicolas Cary**, Founding CEO and Co-Founder of Blockchain.com
- **Supported by a proposed board** of high-integrity, well-respected, predominantly U.S.-based individuals **with deep capital markets, legal, and regulatory experience**
- **Executive Chairman will be Manny Stotz**, President of the TON Foundation and Founder of Kingsway Capital
- **Significant regulatory** experience with institutions such as NYDFS, SEC, FCA, and FinCen

Blockchain.com APOLLO KINGSWAY CAPITAL GEMINI ONYX by J.P.Morgan

TON Strategy Co

## UNPRECEDENTED ECOSYSTEM SUPPORT

- **Support from Telegram**, which is waiving transfer restrictions on locked TON to facilitate the transaction
- **Strategic collaboration with the TON Foundation** ensures deep technical alignment and long-term ecosystem support
- **Strong backing from key TON holders** reinforces confidence and alignment at the highest levels, bringing influential stakeholders to the table who are committed to the network's success

# Content is King –
# Distribution is the Queen

# TELEGRAM: THE WORLD'S LARGEST CRYPTO ENABLED DISTRIBUTION CHANNEL

## Telegram's Ranked #1 by Monthly Active Users in Crypto Worldwide



Despite Large User Bases, These Platforms Lack Crypto Integration
70M
200M
537M
586M
850M
1,000M+
(1)
(2)
(3)
(3)
(3)
(4)
Monthly Active Users (M)

**1B+**

Monthly Active Users[4]

**#1**

App by Monthly Downloads in App Store[5]

**15B+**

Daily Messages Exchanged YTD 2025[6]

1. Business of Apps as of January 2025 2. Helplama as of July 2025 3.Explodingtopics as of April 2025 4. Backlinko as of March 2025 5. Explodingtopics as of April 2025 6. Affmaven as of May 2025

# DEEPENING INTEGRATION BETWEEN TON AND TELEGRAM

**TON Foundation aims to onboard 30% of active Telegram users to TON in the next 3 to 5 years**

**"We're already seeing early traction, and we believe this is the gateway to onboarding millions."**

**Martin Masser**, Head of Growth, TON Foundation[1]



1,500M
1,000M
500M
0M
500M+
2.5M
2021
2022
2023
2024
2025E
2028E
Telegram MAU (M)(2)
Active TON Users(2)

1. Blockchainreporter as of June 2025 2. Token2049 presentation

# TELEGRAM'S USER INTERFACE IS BUILT TO MAKE CRYPTO USAGE FAST, EASY, AND ACCESSIBLE

With crypto tools built in, users can rely on Telegram and TON as their all-in-one Web3 platform

## WALLET

Send, receive, and manage crypto directly within the app, making crypto transactions seamless and accessible


Back
Dedbearz
mini app
TON WALLET
Connect your TON Wallet
PURCHASE SOULS
30K
Buy For
0.05
1L
Buy For
0.15
5L
Buy For
0.5

## TELEPORT

Bridge assets across blockchains instantly with Teleport, making cross-chain transfers simple, fast, and user-friendly


TON Teleport
0.024
Deposit BTC to TON Network
Send BTC to this address
tb1ptskhx47fd...l3wsysu44d00d
The address will be updated in 17h : 10m : 32s
Enter Transaction ID
Transaction ID

## MESSAGING

Built for scale and privacy, Telegram's messenger supports everything from one-on-one chats to large community discussions


Search
My Stories
Telegram
Design Stuff
Mojtaba
Amirmahdi
Rose
Telegram
11/16/19
Introducing Telegram Web A v10.0!Today ma...
Andrew Parker
11/16/19
What kind of strategy is better?
Karen Castillo
11/15/19
0:14
Maximillian Jacobson
10/30/19
Bro, I have a good idea!
Martha Craig
10/28/19
Photo
Tabitha Potter
8/25/19
Actually I wanted to check with you about your online business plan on our...
Maisy Humphrey

# TELEGRAM USERS ARE UNLOCKING THE FULL POTENTIAL OF THE TON ECOSYSTEM

On Telegram, users rely on TON to secure digital identities, engage with games, generate income, and process payments at scale

### PROCESS REAL-WORLD PAYMENTS AT SCALE

Telegram users can pay with TON at 100M+ global retailers, including any point-of-sale device, even if the merchant doesn't accept crypto

### PAY INSTANTLY WITH QR CODES VIA @WALLET

TON's @wallet bot enables users to instantly transfer, send and exchange crypto while also including options to complete payments or create invoices using QR codes through Telegram

### P2P & CROSS-BORDER STABLECOIN TRANSFERS

With 1 billion+ Telegram users enabled, TON lets users send USDT across borders instantly, ideal for emerging and frontier markets where currency devaluations are common

### CREATOR MONETIZATION POWERED BY TON

Telegram channels (with 1T+ monthly views) can now earn 50% ad revenue, with TON exclusively powering payments and withdrawals, creating a circular crypto economy

### GAMING, STICKERS & DIGITAL GOODS

Telegram users engage with games like Notcoin and trade digital goods such as usernames, stickers, and gifts, as highlighted by 23M minted NFTs and 730B stickers sent monthly

### IDENTITY & OWNERSHIP WITH TON USERNAMES

Telegram users have spent over $172M on usernames powered by TON, while anonymous phone numbers have seen a 157x increase in value since launch in October 2022

### FRICTIONLESS WALLET EXPERIENCE FOR ALL

The self-custodial @wallet in Telegram allows users to send money like a message—with no wallet addresses, confirmation delays, or complex onboarding

### DEVELOPERS ALREADY EARNING REAL MONEY

A growing number of developers are generating income from Telegram-native apps and games built on TON, fueled by rising smart contract developments and ecosystem activity

Source: P. Durov Telegram, Toncoin Telegram, TonStat, TON Webinar, P. Durov TOKEN2049 Keynote Speech, Nums888, Dune

# TON x TELEGRAM PARTNERSHIP CREATES A UNIQUE ECOSYSTEM FOR BUILDERS AND CREATORS WITH BUILT IN MONETISATION POWERED BY TON

First of its kind collaboration combines network effects of Telegram with TON's Blockchain Infrastructure

## ADVERTISING POWERED BY TON

- Targeted, secure, and privacy-preserving advertising directly within Telegram chats
- Monetization opportunities for content creators and brands
- Revenue split between Telegram and content creators / developers based on specific metrics



Top Collections
Telegram Usernames
79.5M TON
Anonymous Telegram N...
36.7M TON
TON DNS Domains
6.9M TON
Notcoin Pre-Market
4M TON
TON Diamonds
1.4M TON



Wallets
TON Connect
dApps
TON Blockchain

## SEAMLESS MINI APP PLATFORM

- TON based mini apps discoverable within Telegram (11M mini apps with 400M MAUs)[(1)]
- Developers and channel owners solely paid in TON, through TON Connect, Telegram's built-in wallet



21:12
Telegram Apps Center
All
Management
Web3
Utilities
Wallet
Community
Mobile



Numbers
Username
Gifts
+888 0777 7777
@beer

## NFTS & GIFTS MADE EASY

- Digital assets tokenized exclusively on the TON blockchain, including emojis, stickers and limited-edition gifts (as NFTs)
- Users can send, receive, and showcase NFTs and digital gifts within Telegram conversations
- Creators share unique content and engage communities through blockchain-based collectibles and virtual tokens





NFT
GIFTS AND STICKERS

1. P. Durov Telegram, as of February 2025

# TON'S TRANSACTION GROWTH SURPASSES ALL MAJOR COMPETITORS

## TON is The Fastest Growing Blockchain by Transactions in 2024

### TON is a Fast, Scalable Blockchain Originally Developed By Telegram

- TON was created by Telegram and is now run by the TON Foundation as a decentralized blockchain platform
- Toncoin powers the network, used for transactions, governance, staking, and Telegram-based services
- Facilitates decentralized finance (DeFi), decentralized exchanges, lending platforms, and real-world asset tokenization on the TON blockchain

**Top 10 Blockchains by YoY Transaction Growth[1]**



+2,492%
+997%
+261%
+181%
+145%
+140%
+136%
+127%
+119%
+116%
YoY Transaction Growth
1Y Transact.
241M
1.8B
644M
1.5M
218M
6.6M
32.4M
75.9M
208M
482M
TON
NEAR
Injective
Axelar
Avalanche
Stacks
Polkadot
Gnosis
Celo
Abritrum

1. Crypto.ro, Top 10 Blockchains by YoY Transaction Growth

# TON STRATEGY CO. PROVIDES AN OPPORTUNITY TO GET INSTITUTIONAL EXPOSURE TO TELEGRAM'S CRYPTO ECOSYSTEM – AT A DISCOUNT WITH UPSIDE FROM STAKING YIELD, CAPITAL APPRECIATION, AND A PUBLIC MARKET PREMIUM

**TON Strategy Co.**
Toncoin powers the network, used for transactions, governance, staking, and Telegram-based services

## TON STRATEGY CO. is creating an opportunity to access Telegram's scale, ambition & explosive growth in a public market setting

**Telegram**
Integrates with the TON blockchain, enabling seamless use of digital assets, payments, and Web3 services within the app

**Simplest and Most Compelling Equity Story in Digital Assets**

# TON'S EXPLOSIVE GROWTH IN WALLET ADOPTION, TRADING ACTIVITY, AND ON-CHAIN ENGAGEMENT

**TON delivered standout performance, even prior to U.S. Market Entry**

| | | |
|---|---|---|
| **160M**<br>Active Addresses<br>(Last 365 Days) | **45M**<br>New On-Chain<br>Wallets Created | **17M**<br>Monthly Active<br>Wallets at Peak |
| **$1B**<br>Fastest blockchain to reach<br>$1B of issuance on Tether[2] | **$582M**<br>Trading Volume of<br>Tokenized Assets[1] | **2.5M**<br>Daily Active<br>Wallets at Peak |



Active Addresses (M)
131.1M
~29x Growth
4.3M
2023
2024



New Verified Active Wallets (M)
37.6M
~34x Growth
1.1M
2023
2024

Source: TonStat, data as of August 1, 2025 1. Data reflects trailing twelve months (LTM) trading volume as of August 1, 2025 2. Cointelegraph

# TON IS AN IDEAL ASSET FOR A DIGITAL ASSET TREASURY

# HARNESSING THE COMBINED EXPERTISE OF TELEGRAM, TON FOUNDATION, AND TON STRATEGY CO.

## TON STRATEGY CO. SERVES AS THE CAPITAL MARKETS ENGINE DRIVING VALUE CREATION FOR THE TON ECOSYSTEM


1B+ MAU
DISTRIBUTION CHANNEL
TELEGRAM
Support Ecosystem
Blockchain Exclusivity On Telegram
Enable Value Accrual Via TON Price
Support Usage Of TON
TON
FOUNDATION
Promote Usage Of TON
TON
Strategy Co
ECOSYSTEM ENABLER
Enable Value Accrual Via
TON Price
CAPITAL MARKETS PARTNER


Raise Capital via Convertible
Notes & ATM
Buy TON
TON
Strategy Co
TON Price Appreciates
TON STRATEGY CO. Appreciates

# HIGHLY ATTRACTIVE ENTRY MNAV

**TON Strategy Co.'s ability to acquire TON at a discount ensures a highly attractive entry mNAV for equity investors relative to peers**



0.72x
0.95x
1.01x
1.06x
1.07x
1.18x
TON Strategy Co
KindlyMD (1)
TWENTY ONE (2)
SHARPLINK GAMING (3)
ProCap BTC, LLC (4)
(5)

1. Based on mNAV at announcement and excludes the subsequent capital raise 2. mNAV calculated based on BTC contribution from Tether, BitFinex and Softbank. Includes $340M of convertible note, $100M cash in trust and $200M of PIPE. Includes $29M transaction expenses and $20M operating expenses 3. Based on $433M in gross proceeds from 59M private placement shares and 10.4M in pre-funded warrants at $6.15 per share, and 1.4M in strategic advisory warrants at $6.15 per share. Includes $19M transaction expenses 4. Based on mNAV at announcement and excludes the subsequent capital raise 5. Based on $100M in gross proceeds from 36.0M private placement shares and 7.9M pre-funded warrants at $2.28 per share. Includes placement agent fees, working capital adjustments and additional transaction expenses

# L1 DIGITAL ASSET TREASURIES SHARE OF MARKET CAP

**On Day 1, Ton Strategy Co will have a sizeable share of underlying L1's market cap relative to all other DAT players**

## DOLLAR VALUE OF HOLDINGS (% OF L1 MARKET CAP)

### Disproportionate Share of Gains for Largest Digital Asset Treasuries (DAT)

- Given the economies of scale in accessing capital, we believe DATs relative size in its layer 1 ecosystem is "winner takes most"
- The leader commands a higher public market premium and cheaper access to large-scale capital – an advantage that compounds over time



9.26%
3.16%
0.35%
0.37%
0.37%
0.52%
0.22%
25x
Median TON Strategy Co Multiple Over Other DATs
TON Strategy Co
Strategy
upexi
The Ether Machine (1)
SHARPLINK
BitMine Immersion Technologies
DeFi Development Corp.

Source: Coinmarketcap.com as of August 1, 2025.
1. Assumes $407M of capital raised will be used for additional Ethereum acquisitions

# SUPERIOR STAKING YIELD GENERATION

## PURCHASING TON AT A DISCOUNT PROVIDES A MEANINGFUL YIELD ADVANTAGE[1]



TON
4.6%
7.6%
Solana
5.1%
Avalanche
4.5%
Polygon
2.6%
Hyperliquid
2.3%
SUI
2.2%
Ethereum
1.9%
Cardano
1.6%
BNB
1.2%

Sources: Coinbase as of August 1, 2025 1. Tonstake as of August 1, 2025, ~8% yield reflects a 40% discount to spot purchase price

# THE TIME IS NOW – TON STANDS AT A STRATEGIC INFLECTION POINT WITH SUBSTANTIAL GROWTH POTENTIAL

## TON'S MARKET CAP IS SIGNIFICANTLY SMALLER THAN ETH AND SOL


~51x TON's Market Cap
$434B
~11x TON's Market Cap
$91B
$9B
TON
Solana
Ethereum

Source: Coinmarketcapcap as of August 1, 2025

# OUR 2025 STRATEGIC ROADMAP TO UNLOCK VALUE

A self-reinforcing flywheel around 'TON within Telegram': growing utility attracts new users, drives usage, inspires developers, fuels application creation, and ultimately boosts TON's overall value

### U.S. EXPANSION

Decisive U.S. Market Entry in Q3 '25

### CONTINUED GROWTH

Continue Leveraging Telegram's Reach for Aggressive Growth

### DEFI EXPANSION

Focusing on Smart Contract Finance

### GAMING & DIGITAL PROPERTY

Usernames, Gifts, Stickers



UTILITY
USERS
TON
Strategy Co
x
Telegram
The Network Effect Engine
DEVELOPERS
USAGE

### SAVE, BORROW, PAY & REMIT

Self-Custody Finance With Superior UI / UX

### STABLECOINS

Doubling Down On Tether, Launching Ethena & USDC

### TELEGRAM MINI APP ECOSYSTEM

Fully Aligning TON With All Telegram Platforms

### DEVELOPER RELATIONS

World Class Developer Documentation & Tooling

**Harnessing the Power of Telegram and TON, the 2025 Roadmap Focuses on Global Expansion, Financial Innovation, Digital Ownership through Developer Empowerment, and Platform Monetization**

# TWO PILLARS OF IMMINENT U.S. ENTRY UNLOCK SIGNIFICANT GROWTH

## 1

### Expected Spot TON Listings on US Exchanges and Marketplaces

coinbase

GEMINI

kraken

Phantom

Robinhood

## 2

### Removing Geo-Block For US Telegram For Self-Custodial TON Wallet


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# TEAM OVERVIEW & TRANSACTION SUMMARY



# Manuel Stotz

Executive Chairman

"Manny" is the Founder & CEO of **Kingsway Capital** since its inception in 2013, after starting his investment career in 2008 **at Goldman Sachs Investment Partners (GSIP).**

At Manny's direction, Kingsway became one of the largest TON backers, and Manny has served on the Board of the TON Foundation since its inception in 2023 and currently serves as its **President**.

He is also the **Chairman** of Bitcoin Miner Genesis Digital Assets (GDA), and serves on the **Board of Directors** of both Blockchain.com and Ledn.

Manny has been one of the first, biggest, and most outspoken backers of TON and its growing ecosystem, has been a keynote speaker at annual TON conferences, and recently gone on public record with his podcast on TON & Telegram at Raoul Pal's Real Vision (May-2025)

Genesis Digital Assets · The Open Network Foundation · Blockchain.com · Kingsway Capital

# TON STRATEGY CO. LEADERSHIP TEAM



## Veronika Kapustina

Chief Executive Officer

With over 15 years in technology investment and finance, Veronika brings deep company scaling and capital markets expertise. She is a **Senior Advisor to the TON Foundation**, oversaw its recent reorganization, and played a pivotal role in professionalizing it.

Before this, Veronika was the **Founder of Houghton Street Ventures**, an early-stage venture capital firm, started in partnership with the London School of Economics (LSE). She remains an advisor to the fund. Previously, she **worked at Morgan Stanley, both in London and Silicon Valley**, accumulating over $35B in transaction experience and supporting the scaling of some of the world's largest technology companies, including Uber, Airbnb, and Netflix. She is a Practitioner-in-Residence at the Marshall Institute at LSE, and advised on the setup of their impact accelerator, 100x.

LSE Morgan Stanley houghton street ventures The Open Network Foundation



## Sarah Olsen

Chief Financial Officer

With over 15 years in finance, Sarah is a leader in institutional crypto adoption. As **Managing Partner at Europa Partners**, **Managing Director at Gemini**, and senior leader at **JP Morgan's Onyx**, she guided organizations through regulatory shifts and market opportunities.

A **featured speaker** at key conferences and policy summits across multiple continents, and published in **American Banker and Forbes**, Sarah provides expert insights on tokenisation, stablecoins, and digital collateral. Her leadership bridges traditional finance rigor with Web3 innovation, enabling institutions to confidently navigate blockchain's role in finance.

Europa Partners J.P.Morgan APOLLO GEMINI

# TON STRATEGY CO. BOARD OF DIRECTORS AND ADVISORS

## Board Members[1]



### Mark Stoleson

**Vice-Chairman**

For nearly 20 years Mark served as the **CEO of the Legatum Group**, a global investment firm. Under Mark's leadership Legatum built a world-class investment team and business spanning global capital markets, private equity and venture capital. In addition to the firm's commercial success Mark also oversaw the growth of the **Legatum Foundation**. Prior to Legatum, Mark was a lawyer at **Akin Gump**



### Nicolas Cary

**Board Member**

**Founding CEO, Co-Founder** and Vice Chairman of **Blockhain.com**, one of the first, largest, and fully-licensed & regulated digital asset businesses in the world, with over nine-figures (USD) in annual revenues and well over >$1T in digital asset trading volumes since inception in 2013. Founding member of an international, blockchain focused NGO that leverages blockchain technology to address major global challenges. A proven leader, investor, public speaker, and brand ambassador Nic has been in the **digital asset industry since 2013**



### Evan Sohn

**Board Member**

Evan is a senior executive with extensive experience in eCommerce at Fortune 500 and start-up environments. He has a history of rapidly growing businesses, with a strong emphasis on sales, market development, corporate and product strategy, marketing. He is one of the founders of the all-important **Sohn Conference,** and currently runs **Aura Intelligence**, a SaaS workforce analytics and insights platform

## Advisors



### Peter Smith

**Senior Board Advisor**

Peter is the **CEO & Co-Founder of Blockchain.com**, a financial technology and data company that has empowered millions of users across the globe to store and transact digital value quickly and without costly intermediaries. Under his leadership, Blockchain.com has become the market leader in digital currency and distributed ledger technology. He is a **WEF Technology Pioneer**, is regularly featured in **major global media**, and is a speaker at the highest profile technology conferences



### John Hyman

**Senior Board Advisor**

John is currently the **Chief Investment Officer** at **Telegram**. Prior to that John spent the past **thirty years in Investment Banking,** having started his career at **Morgan Stanley** where he became **Head of Capital Markets**. Following Morgan Stanley, John held senior roles at Renaissance Capital, Cheyne Capital and Ondra Partners

1. Proposed post-closing board members

# TRANSACTION SUMMARY

## EQUITY TERMS

| | |
|---|---|
| **Issuer** | Verb Technology Company Inc. (NASDAQ: VERB) |
| **Capital Raise Type** | Common Stock |
| **Timing** | Signed and funded at the signing of the Deal Announcement |
| **Equity PIPE Terms** | $9.51 per share |
| **Size** | $558M |
| **Transaction Consideration** | Shares of issuer pursuant the closing of the offering. Number of shares of the Company to be issued will be based on 0.72x mNAV[(1)(2)(3)] |
| **Implied mNAV** | 0.72x mNAV[(1)(2)(3)] |
| **Use of Proceeds** | Primarily to purchase Toncoin, additional use for working capital and transaction expenses |
| **Lock-Up** | None for Equity investors |
| **Registration** | Commercially reasonable efforts to file resale registration statement for the PIPE investors within 30 days of closing of the offering |
| **Placement Agent** | Cohen & Company Capital Markets |

## ILLUSTRATIVE SOURCES & USES

| Sources[(3)] | ($M) |
|---|---|
| Equity Raise Proceeds – Cash | $432 |
| Equity Raise Proceeds – TON In-Kind Contribution | $126 |
| Cash on Pubco Balance Sheet | $3 |
| **Total** | **$561** |

| Uses | ($M) | TON (M)[(1)] |
|---|---|---|
| TON Purchases | $432 | 186 |
| TON In-Kind Contribution | $126 | 38 |
| Est. Cash to Pubco Balance Sheet[(4)] | $3 | |
| Est. Transaction Expenses at Close[(2)] | $24 | |
| **Total** | **$561** | **224** |

## PRO FORMA ECONOMIC OWNERSHIP

| | | Shares (M) | % Own. |
|---|---|---|---|
| 1 | PIPE Investors ($558M) | 58.7 | 94.2% |
| 2 | Existing Pubco Shareholders[(5)] | 3.1 | 5.0% |
| 3 | Advisory Fee[(6)] | 0.5 | 0.8% |



1
2
3

1. Assumes Toncoin price of $3.33 based on the 10-day VWAP for TON contributed in kind. $273M of cash will be used to acquire Toncoin at a price of $1.83 per coin. Includes $126M in-kind contributions. Assumes remaining cash proceeds will be used to acquire Toncoin at a spot price of $3.67 per coin as of August 1, 2025. Represents the total value of Toncoin based on the TON spot price of $3.67 per coin as of August 1, 2025 divided by the proforma equity value; 2. Includes $24M of cash costs which is comprised of placement agent fees and transaction costs; 3. Excludes fees to be paid to Kingsway Capital for its advisory services in connection with the TON treasury strategy, including an initial payment of $3 million in cash and an annual fee equal to 2% of the Company's market capitalization, calculated as of the last day of each calendar month and payable monthly in arrears, at Kingsway Capital's election, either in TON or in cash; 4. Represents funds designated for general corporate purposes and working capital needs; 5. Includes 850,000 shares allocated to the existing management as part of the existing equity plan; 6. Advisory fees paid in shares

# KEY INVESTMENT HIGHLIGHTS

TON Strategy Co

## TON: A MODERN BLOCKCHAIN WITH HIGHLY SCALABLE DISTRIBUTION

- TON is the exclusive layer-1 blockchain natively integrated into Telegram, a messaging app with 1B+ monthly active users in 155 countries(1)
- Users can access wallets, send digital assets, and interact with apps — all without leaving Telegram – expected to become a crypto "super app"
- With Solana and Ethereum trading at significantly higher market caps (~11x and ~51x compared to TON), TON stands at a strategic inflection point and has the potential to capitalize on its growth trajectory(2)

## IDEAL ASSET FOR A DIGITAL ASSET TREASURY

- Based on TON Strategy Co.'s board of directors', management's and advisor's existing relationships in the TON ecosystem, the Company believes that it can secure a substantial supply of TON at ~40% discount to the market price, offering one of the most attractive mNAV opportunities available today(3). TON is also harder to buy for U.S. investors as it is not yet available on Coinbase, Robinhood, or via ETF
- TON offers a compelling network gross yield of ~5% and ~8% yield on cost when factoring in the discount the company can secure — positioning it as one of the most attractive staking opportunities in the market with a goal of being cash flow positive day 1(4)

## UNIQUE DISTRIBUTION EDGE PAIRED WITH POWERUL GROWTH CATALYSTS – U.S. MARKET ENTRY

- Telegram tops downloads, ahead of WhatsApp and Messenger, giving TON a direct gateway to mass adoption at a scale no other blockchain has achieved. The TON wallet inside Telegram is expected to be available to U.S. users in early Q3-2025(5)
- TON and Telegram are already experiencing strong growth outside the U.S., which is poised to accelerate further with TON's imminent entry into the U.S. market. We believe TON Strategy Co. is key to TON's overall U.S. market entry strategy as "THE" U.S.-listed commercial TON entity

## INDUSTRY LEADING LEADERSHIP TEAM – TON STRATEGY CO. WILL BE "THE" U.S.-LISTED COMMERCIAL TON ENTITY

- TON Strategy Co.'s Board and Advisors include the President of the TON Foundation, the CIO of Telegram, and the former CEO of Blockchain.com – providing a strategic advantage unmatched by other TON-related ventures
- TON Strategy Co.'s CEO and CFO are seasoned blockchain executives with a combined >30 years experience in crypto and financial services

1. Backlinko as of March 2025; Worldpopulationreview.com 2. Based on data from Coinmarket cap as of August 1, 2025 3. 40% discount to 30 day moving average at time of acquisition 4. Yield information from tonstake.com 5. Explodingtopics.com

# RISK FACTORS

## Risks Related to the Company's Business and TON Strategy and Holdings

- The Company's financial results and the market price of the Common Stock may be affected by the prices of TON.
- Investing in TON will expose the Company to certain risks associated with TON, such as price volatility, limited liquidity and trading volumes, relative anonymity, potential susceptibility to market abuse and manipulation, theft, compliance and internal control failures at exchanges and other risks inherent in its electronic, virtual form and decentralized network.
- The Company will have broad discretion in how it executes its TON strategy, including the timing of purchases and sale of TON and TON-related products. The Company may not execute its strategy effectively, which could affect its results of operations and cause its stock price to decline.
- A significant decrease in the market value of the Company's TON holdings could adversely affect its ability to satisfy its financial obligations under debt financings.
- Unrealized fair value gains on its TON holdings could cause the Company to become subject to the corporate alternative minimum tax under the Inflation Reduction Act of 2022.
- Future developments regarding the treatment of crypto assets for U.S. and foreign tax purposes could adversely impact the Company's business. TON and other digital assets are novel assets, and are subject to significant legal, commercial, regulatory and technical uncertainty.
- TON is a highly volatile asset, and fluctuations in the price of TON are likely to influence the Company's financial results and the market price of the Common Stock.
- TON and other digital assets are novel assets, and are subject to significant legal, commercial, regulatory and technical uncertainty.
- The availability of spot exchange-traded products for other digital assets may adversely affect the market price of its listed securities.
- The Company's TON strategy will subject it to enhanced regulatory oversight.
- TON trading venues may experience greater fraud, security failures, or regulatory or operational problems than trading venues for more established asset classes.
- The concentration of TON holdings may enhance the risks inherent in the Company's TON strategy.
- The Company's TON holdings will be less liquid than existing cash and cash equivalents and may not be able to serve as a source of liquidity for it to the same extent as cash and cash equivalents.
- If the Company or its third-party service providers experience a security breach or cyber-attack and unauthorized parties obtain access to its TON assets, the Company may lose some or all of its TON assets and its financial condition and results of operations could be materially adversely affected.
- The Company will face risks relating to the custody of its TON, including the loss or destruction of private keys required to access its TON and cyberattacks or other data loss relating to its TON.
- Regulatory changes reclassifying TON as a security could lead to the Company's classification as an "investment company" under the ICA and could adversely affect the market price of TON and the market price of the Company's listed securities and could require the Company's operating subsidiary to sell a substantial majority of its TON, which could further affect the market price of TON.
- The Company is not subject to legal and regulatory obligations that apply to investment companies such as mutual funds and exchange-traded funds, or to obligations applicable to investment advisers.
- The Company's TON strategy exposes it to risk of non-performance by counterparties.

## Risks Related to the Transaction

- The Company intends to use the net proceeds from this offering to purchase TON, the price of which has been, and will likely continue to be, highly volatile.
- The Company will have broad discretion in the use of the net proceeds from this offering and investors will not have the opportunity as of this process to assess whether the net proceeds are being used in a manner of which you approve. The Company intends to use a portion of the proceeds from this offering for transaction costs and for the implementation of the TON treasury operation and ongoing advisory services for the treasury operation.